UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 29, 2014
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On October 30, 2014, PBF Energy Inc. (the “Company”) issued a press release announcing the Company's financial and operating results for the third quarter ended September 30, 2014, which include the operating results of its consolidated indirect subsidiary, PBF Holding Company LLC. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report is being “furnished” pursuant to Item 2.02 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Accordingly, the information in Item 2.02 of this Current Report, including the press release (Exhibit 99.1), will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Directors.
On October 30, 2014, the Company announced the election of Mr. Thomas J. Nimbley as a member of its Board of Directors (the "Board") effective as of October 29, 2014. Mr. Nimbley has served as the Chief Executive Officer since June 2010 and was the Executive Vice President, Chief Operating Officer from March 2010 through June 2010. The Company’s Board of Directors now consists of nine members, including seven independent directors.
The information for Mr. Nimbley concerning other disclosures required by this Item 5.02 is set forth under “Certain Relationships and Related Transactions” in the Company’s Definitive Proxy Statement on Schedule 14A for the 2014 annual meeting of stockholders, filed April 1, 2014.
(e) Compensatory Arrangements of Certain Officers.
On October 29, 2014, the Compensation Committee approved equity awards granted under the Company’s 2012 Equity Incentive Plan to certain officers, as follows:

Named Executive Officers & Title	Class A Common Stock Options
Thomas D. O'Malley, Executive Chairman of the Board	50,000
Thomas J. Nimbley, Chief Executive Officer	50,000
Matthew C. Lucey, Executive Vice President	50,000
Todd O'Malley, Senior Vice President and Chief Commercial Officer	50,000
Paul Davis, Vice President, Crude and Feedstocks	50,000
Erik Young, Senior Vice President and Chief Financial Officer	50,000
Each of the awards will vest in four equal annual installments commencing on the first anniversary of the date of grant, subject to acceleration under certain circumstances set forth in the applicable award agreement.

Item 8.01	Other Events.
On October 30, 2014, the Company announced that its Board of Directors approved a $100 million increase to its existing share repurchase program. After giving effect to shares already purchased under the program, the Company has approximately $200 million of available repurchase authorization under the program going forward.  The repurchase authorization expires on September 30, 2016.
Share repurchases may be made from time to time through various methods, including open market transactions, block trades, accelerated share repurchases, privately negotiated transactions or otherwise, certain of which may be effected through Rule 10b5-1 and Rule 10b-18 plans. The timing and number of shares repurchased will depend on a variety of factors, including price, capital availability, legal requirements and economic and market conditions. The Company is not obligated to purchase any shares under the repurchase program, and repurchases may be suspended or discontinued at any time without prior notice.

The information in this Current Report is being “furnished” pursuant to Item 8.01 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Accordingly, the information in Item 8.01 of this Current Report, including the press release (Exhibit 99.1), will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.
Forward-Looking Statements
Statements contained in the exhibit to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 30, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	October 30, 2014

PBF Energy Inc.
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer

Dated:	October 30, 2014

PBF Holding Company LLC
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 30, 2014